Exhibit 10.74

PLS MSR FACILITY	EXECUTION

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Master Repurchase Agreement, dated as of December 19, 2016 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman”) and ALPINE SECURITIZATION LTD (“Alpine” and, together with CS Cayman, the “Buyers”), PENNYMAC LOAN SERVICES, LLC (the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Administrative Agent, the Seller and the Guarantor are parties to that certain Master Repurchase Agreement (Participation Certificates and Servicing), dated as of November 10, 2015 (the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and the related Amended and Restated Pricing Side Letter, dated as of March 31, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”), as each is assigned to Buyers.  The Guarantor is party to that certain Third Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of November 10, 2015, by the Guarantor in favor of Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, CS Cayman and the Seller are parties to that certain Master Repurchase Agreement (PNMAC GMSR Issuer Trust MSR Collateralized Notes, Series 2016-MSRVF1), dated as of December 19, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repurchase Agreement”). In conjunction with the VFN Repurchase Agreement, certain Assets have been released and the Administrative Agent, Buyers, Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent and Buyers have required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, Buyers, Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.    Acknowledgment. As of the date hereof, the Administrative Agent, Buyers, Seller and the Guarantor hereby acknowledge and agree that all Assets, other than the Servicing Advances and Receivables that constitute Ginnie Mae Advances and the Primary Repurchase Assets, as amended by this Amendment, shall be deemed removed from the Repurchase Agreement and the Program Agreements.

SECTION 2.    Definitions. Section 1.01 of the Existing Repurchase Agreement is hereby amended by:

2.1    deleting the definition of “Acknowledgment Agreement” and all references thereto.

2.2    adding the following definition in its proper alphabetical order:

“VFN Repurchase Agreement” means that certain Master Repurchase Agreement (PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2016-MSRVF1), dated as of December 19, 2016, among the Buyer, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch, and the Seller, as amended, restated, supplemented or otherwise modified from time to time.

2.3    deleting the definitions of “Additional Repurchase Assets”, “Asset”, “Ginnie Mae Advance”, “Obligations”, “Program Agreements”, “Repurchase Documents”, “Repurchase Rights”, “Servicing Contracts” and replacing them with the following:

“Additional Repurchase Assets” has the meaning set forth in Section 4.02(c).

“Asset” means any Ginnie Mae Advance.

“Ginnie Mae Advance” means a Servicer Advance made by Seller in connection with servicing the Ginnie Mae Loans, but only to the extent such Servicer Advance was made after such Ginnie Mae Loan was purchased by the Seller from the related Ginnie Mae Security.

“Obligations” means (a) all of Seller’s indebtedness, obligations to pay the outstanding principal balance of the Purchase Price, together with interest thereon on the Termination Date, outstanding interest due on each Price Differential Payment Date, and other obligations and liabilities, to Buyer or its Affiliates arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums reasonably incurred and paid by Buyer or on behalf of Buyer in order to preserve any Repurchase Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in this definition, the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Repurchase Asset, or of any exercise by Buyer of its rights under the Program Agreements, including, without limitation, reasonable attorneys’ fees and disbursements and court costs; (d) all of Seller’s indemnity obligations to Buyer pursuant to the Program Agreements; and (e) all of Seller’s and Guarantor’s obligations under the Repurchase Documents to which it is a party.

“Program Agreements” means the Agreement, the Pricing Side Letter, the Dedicated Account Control Agreement, the Guaranty, the Power of Attorney, the Security Agreement, the Deposit Account Control Agreement, as each of the same may hereafter be amended, supplemented, restated or otherwise modified from time to time.

“Repurchase Documents” means (i) “Program Agreements” as defined in the Mortgage Loan Repurchase Agreement and (ii) the VFN Repurchase Agreement.

“Repurchase Rights” has the meaning set forth in Section 4.02(c) hereof.

“Servicing Contracts” means the Mortgage Loan Repurchase Agreement to the extent of the servicing requirements set forth therein, pursuant to which Seller will service the related Ginnie Mae Loans.  For all purposes of this Agreement, the term “Servicing Contracts” shall include any and all instruments, agreements, invoices or other writings, which gives rise to or otherwise evidence any of the Receivables.

2.4    deleting subsection (o) of the definition of “Eligible Asset” in its entirety and replacing it with the following:

(o) which is (i) subject to reimbursement by HUD, FHA or VA for FHA Mortgage Insurance Contract or VA Loan Guaranty Agreement, as applicable, and (ii) a claim which has not been rejected by HUD, VA or FHA for any reason which impairs the FHA Mortgage Insurance Contract or VA Loan Guaranty Agreement, as applicable.

SECTION 3.    Termination. Section 2.17 of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced it with the following:

Section 2.17 Reserved.

SECTION 4.    Security Interest. Section 4.02 of the Existing Repurchase Agreement is hereby amended by:

4.1   deleting subsection (a) thereof in its entirety and replacing it with the following:

(a)   Although the parties intend that all Transactions hereunder be sales and purchases and not loans (other than the Servicing Rights, which are pledged, and not sold, to Buyer), in the event any such Transactions are deemed to be loans, and in any event, Seller hereby pledges to Buyer as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in all of Seller’s right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the “Primary Repurchase Assets”:

(i)     all Assets;

(ii)    the Dedicated Accounts and the Ginnie Mae Account;

(iii)   all records, instruments or other documentation evidencing any of the foregoing;

(iv)   all rights to reimbursement or payment of Assets;

(v)    all “general intangibles”, “accounts”, “chattel paper”, “securities accounts”, “investment property”, “deposit accounts” and “money” as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

(vi)     any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

4.2     deleting subsections (d) and (e) thereof in their entirety and replacing them with the following:

(d) Reserved.

(e) Reserved.

SECTION 5.     Limited Pledge. Sections 4.04, 4.05 4.06 and 4.07 of the Existing Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

Section 4.04 Reserved.

Section 4.05 Reserved.

Section 4.06 Reserved.

Section 4.07 Reserved.

SECTION 6.     Schedule 2. Schedule 2 of the Existing Repurchase Agreement and all references thereto are hereby deleted in their entirety.

SECTION 7.     Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

7.1     Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)     this Amendment, executed and delivered by the duly authorized officers of Administrative Agent, the Buyers, the Seller and Guarantor;

(b)     Amendment No. 3 to Pricing Side Letter, dated as of the date hereof, executed and delivered by the duly authorized officers of Administrative Agent, the Buyers, Seller and Guarantor;

(c)     Amendment No. 3 to Amended and Restated Pricing Side Letter (related to that certain Second Amended and Restated Master Repurchase Agreement among Administrative Agent, Seller and Guarantor, dated as of March 31, 2016 (the “PLS MRA”), as assigned to Buyers) dated as of the date hereof, executed and delivered by the duly authorized officers of Administrative Agent, Buyers, Seller and Guarantor;

(d)     Amendment No. 2 to PLS MRA, dated as of the date hereof, executed and delivered by the duly authorized officers of Administrative Agent, Buyers, Seller and Guarantor;

(e)     the Payoff and Release Letter, dated as of the date hereof (the “Payoff Letter”), executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers, the Seller, the Guarantor and PennyMac Mortgage Investment Trust, and satisfaction of all the conditions precedent set forth therein;

(f)     evidence that all other actions necessary to perfect and protect Administrative Agent’s interest in the Repurchase Assets as amended by this Amendment have been taken.  Seller shall permit Administrative Agent to take all steps as may be necessary in connection with filing duly authorized and filed Uniform Commercial Code financing statements on Form UCC-3;

(g)     a termination letter related to the Acknowledgment Agreement, in form and substance acceptable to Administrative Agent in its sole discretion, executed and delivered by the duly authorized officers of the Administrative Agent, the Seller and Ginnie Mae; and

(h)     such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 8.     Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement and Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article 3 of the Repurchase Agreement.

SECTION 9.    Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10.   Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 11.   Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 12. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 13.   Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Administrative Agent and Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Elie Chau
	Name:	Elie Chau
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Chris Fera
	Name:	Chris Fera
	Title:	Authorized Signatory

By:	/s/ Oliver Nisenson
	Name:	Oliver Nisenson
	Title:	Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-fact

By:	/s/ Chris Fera
	Name:	Chris Fera
	Title:	Vice President

By:	/s/ Oliver Nisenson
	Name:	Oliver Nisenson
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Master Repurchase Agreement

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

Signature Page to Amendment No. 1 to Master Repurchase Agreement